UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2023

3Forces Inc.
(Exact name of registrant as specified in its charter)

Arizona	333-230070	81-4128534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7702 E Doubletree Ranch Rd, Unit 300

Scottsdale, AZ 85258

(Address of Principal Executive Offices) (Zip Code)

480-902-3062

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2023, the Board of Directors of 3Forces Inc. elected Pam Hemmen and David Bolocan as new directors of the Company.

Ms. Hemmen (age 55) has been the Chief Marketing Officer of J&J Ventures, Teutopolis, Illinois, a video gaming company, since January 2021. Prior to that position, she was Director of Corporate Development at the same company from July 2018. She received her Batchelor’s degree from Quincy College. Ms. Hemmen was appointed to the Company’s Board of Directors due to her vast amount of marketing experience and other business skills.

Mr. Bolocan (age 59) has been Head of Treasury Management Strategy, Portfolio and Online Banking for Western Alliance Bank, Phoenix, Arizona, since June 2022. From June 2021 to March 2022, he was Head of Deposits, Payments and Banking as a Service for the LendingClub. From August 2018 to June 2021, he was Executive Director of BBVA USA Bankshares, Inc. He received his Batchelor’s degree in Economics and Computer Science from Harvard University and his MBA from MIT Sloan Scool of Management. Mr. Bolocan was appointed to the Company’s Board of Directors due to his knowledge of financial and banking matters.

There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new directors had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new officer is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event. The Company and its new directors have verbally agreed that no compensation will be due or owning to the new officer until such time as the parties reach a written compensation agreement, if any.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3Forces Inc.

(Registrant)

/s/ Keith Wong
Keith Wong Chief Executive Officer

Date: August 7, 2023

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